SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 5, 2008

Golden Tan, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51246	20-8051010
(Commission File Number)	(IRS Employer Identification No.)

3195 Upper Level Rd., #182
Robson, BC, Canada	VOG 1XO
(Address of principal executive offices)	(Zip Code)

(604) 720-4393

(Issuer's Telephone Number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

Previous Independent Accountants

On March 5, 2008, Golden Tan, Inc. (the “Company”) dismissed Michael T. Studer CPA P.C. (“Studer”) as its principal accountant. The decision to dismiss Studer as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 21, 2008.

Studer’s report on the financial statements of the Company for the past year did not contain an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles. Studer had been appointed as auditor of the Company on April 17, 2007. From the time of Studer’s appointment as the Company’s auditor through the date of this report, there have been no disagreements with Studer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Studer, would have caused Studer to make reference to the subject matters of the disagreements in connection with its report. From December 12, 2006 (inception) to the date of this report, there have been no reportable events.

New Independent Accountants

On March 5, 2008, Bernstein & Pinchuk LLP (“Bernstein”) was engaged as the Registrant’s new independent certified public accountants. The decision to engage Bernstein as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 3, 2008.

During the year ended February 28, 2008 and for the period December 12, 2006 (inception) to November 30, 2007, through this date of disclosure, the Company did not consult Bernstein regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304.

ITEM 5.03(b) CHANGE IN FISCAL YEAR

On March 3, 2008, the Registrant determined to change its fiscal year end from February 28 to December 31. The change of the fiscal year end was approved by the Board of Directors on March 3, 2008. The Registrant will file Form 10-K covering the transition period from March 1, 2008 to December 31, 2008 no later than March 31, 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1 Letter dated March 5, 2008, from Michael T. Studer CPA P.C. to the Securities and Exchange Commission regarding statements included in this report on Form 8-K .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Tan, Inc.

/s/ Kim McElroy
Name: Kim McElroy
Title: President

Dated: March 5, 2008